UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event

reported) October 10, 2014

Build-A-Bear Workshop, Inc.

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(Exact Name of Registrant as Specified in Its Charter)

Delaware --------------------------- (State or Other Jurisdiction of Incorporation)	001-32320 ------------------- (Commission File Number)	43-1883836 --------------------------- (IRS Employer Identification No.)

1954 Innerbelt Business Center Drive St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63114 ------------------ (Zip Code)

(314) 423-8000

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(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On October 13, 2014 Build-A-Bear Workshop, Inc. (the “Company”) announced that Kenneth Wine will terminate his employment with the Company following a transition period. In connection therewith, on October 10, 2014, Mr. Wine and the Company entered into a Separation Agreement and General Release (the “Separation Agreement”) as described in Item 5.02(e) below.

(e)           The Separation Agreement referred to in Item 5.02(b) above provides that Mr. Wine’s employment with the Company will terminate on December 19, 2014 (the “Termination Date”). Mr. Wine will receive $317,769.23, less any applicable tax withholding, payable in equal installments in accordance with the Company’s regular payroll dates for 54 weeks following the Termination Date, reduced by any cash compensation from a subsequent employer during that period. During the period that Mr. Wine elects to continue group health plan coverage under COBRA for up to 18 months following the Termination Date, he will also receive the amount that the Company has been paying toward his coverage under the Company’s group health plan, also payable in equal installments in accordance with the Company’s regular payroll dates. In addition, Mr. Wine will remain eligible to receive a bonus under the Company’s 2014 bonus plan for its chief executives to the extent performance and other criteria are met under the bonus plan. On the Termination Date, all of Mr. Wine’s stock options which have not vested will terminate and all shares of restricted shares which have not vested will be forfeited. Mr. Wine also agreed to keep Company information secret and confidential and to certain non-compete and non-solicitation restrictions for one year following termination of employment. Mr. Wine and the Company agreed to a general release of claims and mutual non-disparagement.

The foregoing description of the Separation Agreement is only a summary of certain terms and conditions of these documents and is qualified in its entirety by reference to the Separation Agreement and General Release, which has been filed as Exhibit 10.1 hereto and which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
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10.1	Separation Agreement and General Release, dated October 10, 2014, by and between Kenneth Wine and Build-A-Bear Workshop, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC.

Date: October 13, 2014	By:	/s/ Sharon John
	Name:	Sharon John
	Title:	Chief Executive Officer and Chief President Bear
(Principal Executive Officer)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Separation Agreement and General Release, dated October 10, 2014, by and between Kenneth Wine and Build-A-Bear Workshop, Inc.

5